Short-term bank loans	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Short-term bank loans

8. Short-term bank loans and other debt

Short term bank loans represent amounts due to various banks and are due on the dates indicated below. These loans generally can be renewed with the banks. Short term bank loans at December 31, 2011 and 2012 consisted of the following:

	December 31,	December 31,
	2011	2012
	US$	US$

Loan from Agricultural Bank of China

Due July 5, 2012, at 6.56% per annum	6,348,299	-
Due July 13, 2012, at 6.56% per annum	809,408	-
	7,157,707	-

Loan from Bank of Jiangsu
Due December 24, 2012, at 6.65% per annum	10,792,109	-
	10,792,109	-

Loan from Bank of Zhengzhou
Due December 18, 2013, at 7.20% per annum	-	28,637,340
	-	28,637,340

Loan from China Guangfa Bank
Due December 26, 2013, at 6.00% per annum	-	19,091,560
	-	19,091,560
Loan from Industrial and Commercial Bank of China ("ICBC")
Due May 18, 2012, at 3.00% plus LIBOR	15,000,000	-
Due September 28, 2012, at 3.50% plus LIBOR	10,000,000	-
Due April 8, 2013, at 7.98% per annum	-	4,772,890
Due May 8, 2013, at 7.98% per annum	-	6,363,853
Due May 9, 2013, at 2.80% plus LIBOR*	-	15,000,000
Due November 30, 2014, at 1.90% plus LIBOR*	-	10,000,000
	25,000,000	36,136,743

Loan from Beta Capital, LLC**
Due September 19, 2013, at 4.25% per annum	-	29,200,000
	-	29,200,000

Total short-term bank loans and other debt	42,949,816	113,065,643

*	Pursuant to the loan contract with ICBC, these two short-term loans from ICBC, amounting to US$15.0 million and US$10.0 million, respectively, are denominated in US$ and are secured by the deposits of the equivalent amounts denominated in RMB. Such deposits are classified as restricted cash on the consolidated balance sheet as of December 31, 2012. The US$10.0 million loan is due on November 30, 2014; however the Group has an obligation to repay the loan on demand if required by the bank. Therefore, this loan has been classified as short-term as of December 31, 2012.

**On August 31, 2012, Xinyuan Development Group International Inc. ("XIN Development") and Beta Capital LLC entered into a purchase and sale agreement, pursuant to which XIN Development's subsidiary, 421 Kent Development, LLC ("421 Kent Development") purchased land in Brooklyn, New York for a consideration of US$54.2 million, including a US$29.2 million mortgage loan borrowed from the seller with a maturity date of September 19, 2013, secured by the land purchased, any improvements thereon and any building equipment, materials and supplies owned by 421 Kent Development and any lease and rents from the property. In connection with the seller mortgage loan, 421 Kent Development agreed that, aside from developing and constructing the project, 421 Kent Development would not take certain actions without Beta Capital's consent, including removing improvements from or equipment on the property, making certain alterations to the properties, modifying or entering into new leases, or leasing, selling or transferring the property. In addition, 421 Kent Development agreed that it would not engage in any business other than that arising out of the ownership and operation of the property, not incur indebtedness other than the mortgage loan and amounts due in the ordinary course of business to trade creditors and not provide guarantees of the obligations of any other person.

As of December 31, 2012, except when otherwise indicated, all of the Group's short-term bank loans are denominated in RMB and are mainly secured by the Group's real estate property under development with net book value of US$24,738,811 (December 31, 2011: US$40,725,321) and land use right with net book value of US$14,438,201 (December 31, 2011: US$ nil).

The weighted average interest rate on short-term bank loans and other debt as of December 31, 2012 was 5.31% (December 31, 2011: 5.03%).